EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Che Kean Tat, Director and Chief Financial Officer of WeTrade Group Inc. (the “Company”), do hereby certify, in connection with Quarterly Report on Form 10-Q for the quarter ending September 30, 2021 (the “Report”) of the Company, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2021	By:	/s/ Che Kean Tat
Che Kean Tat
Chief Financial Officer
(principal financial officer)